As filed with the Securities and Exchange Commission on July 15, 2005

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

|_|	Preliminary Proxy Statement

|_|	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|	Definitive Proxy Statement

|_|	Definitive Additional Materials

|_|	Soliciting Material Pursuant to Rule 14a-12

MUNI INTERMEDIATE DURATION FUND, INC.
MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|	No fee required.

|_|	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

|_|	Fee paid previously with preliminary materials:

|_|	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

MUNI INTERMEDIATE DURATION FUND, INC.
MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

NOTICE OF 2005 ANNUAL MEETINGS OF STOCKHOLDERS

TO BE HELD ON AUGUST 23, 2005

TO THE STOCKHOLDERS OF
      MUNI INTERMEDIATE DURATION FUND, INC.
      MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.

        NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Stockholders (each, a “Meeting” and, collectively, the “Meetings”) of each of the above-listed investment companies (each a “Fund” and, collectively, the “Funds”) will be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 23, 2005 at the time specified for each Fund in Exhibit A to the Combined Proxy Statement for the following purposes:

(1)	To elect a Board of Directors of each Fund to serve for the ensuing year or for the specified term, as applicable, and until their successors have been duly elected and qualified or until their earlier retirement, resignation or removal; and

(2)	To transact such other business as may properly come before the Meetings or any adjournment thereof.

        Each Fund’s Board has fixed the close of business on June 24, 2005 as the record date for the determination of stockholders entitled to notice of and to vote at the applicable Fund’s Meeting or any adjournment thereof.

        You are cordially invited to attend the Meeting for any Fund in which you own shares. Stockholders who do not expect to attend a Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

        If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Georgeson Shareholder, at 1-800-645-4519.

By Order of the Boards of Directors

ALICE A. PELLEGRINO Secretary of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc.

Plainsboro, New Jersey
Dated: July 15, 2005

COMBINED PROXY STATEMENT

MUNI INTERMEDIATE DURATION FUND, INC.
MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.
P.O. Box 9011
Princeton, New Jersey 08543-9011

2005 ANNUAL MEETINGS OF STOCKHOLDERS

August 23, 2005

        The Funds will be referred to throughout this Combined Proxy Statement as listed below:

Fund	Term Used in this Combined Proxy Statement
Muni Intermediate Duration Fund, Inc.	Muni Intermediate
Muni New York Intermediate Duration Fund, Inc.	Muni New York

INTRODUCTION

        This Combined Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of the above-listed funds (each a “Fund” and, collectively, the “Funds”), to be voted at the 2005 Annual Meeting of Stockholders of each Fund (each, a “Meeting” and, collectively, the “Meetings”), to be held at the offices of Fund Asset Management, L.P. (“FAM”), 800 Scudders Mill Road, Plainsboro, New Jersey 08536, on Tuesday, August 23, 2005, at the time specified in Exhibit A hereto. The approximate mailing date of this Combined Proxy Statement is July 20, 2005.

        All properly executed proxies received prior to a Fund’s Meeting will be voted at that Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted:

        1. “FOR” the election of the Director nominees of each Fund.

        Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund’s address indicated above or by voting in person at the Meeting.

        The Board of Directors of each Fund has fixed the close of business on June 24, 2005 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meetings and at any adjournments thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of shares of Common Stock and Auction Market Preferred Stock (“AMPS”) indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of five percent or more of that Fund’s outstanding shares of Common Stock or five percent or more of the outstanding AMPS of such Fund, if applicable. This Combined Proxy Statement is being provided to the holders of Common Stock and AMPS of each Fund.

        The Board of Directors of each Fund knows of no business other than what is mentioned in Item 1 of the Notice of Meeting that will be presented for consideration at its Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

ITEM 1. ELECTION OF DIRECTORS

        At the Meetings, the Directors of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified or until their earlier retirement, resignation or removal. The nominees are Donald W. Burton, Robert C. Doll, Jr., Laurie Simon Hodrick, John F. O’Brien, David H. Walsh and Fred G. Weiss (collectively, the “Director Nominees”).

        It is intended that all properly executed proxies of the holders of AMPS, voting separately as a class, will be voted (unless such authority has been withheld in the proxy or revoked as described herein) “FOR” the two (2) Director Nominees listed in the chart below under “AMPS Director Nominees” to be elected by the holders of AMPS and all properly executed proxies of the holders of shares of Common Stock and AMPS, voting together as a single class, will be voted “FOR” the four (4) Director Nominees listed in the chart below under “Other Director Nominees” to be elected by the holders of shares of Common Stock and AMPS.

Fund	AMPS Director Nominees	Other Director Nominees
Muni Intermediate	Burton, Hodrick	Doll, O’Brien, Walsh, Weiss
Muni New York	Burton, Hodrick	Doll, O’Brien, Walsh, Weiss

        The class of stockholder solicited and entitled to vote on the proposal are outlined below:

Fund	Class of Stockholder	Election of AMPS Directors	Election of Other Directors
Muni Intermediate	Common Stock	No	Yes
Muni Intermediate	AMPS	Yes	Yes
Muni New York	Common Stock	No	Yes
Muni New York	AMPS	Yes	Yes

        The Board of each Fund knows of no reason why any of the Director Nominees listed above for any Fund will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as that Fund’s Board of Directors may recommend.

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        Certain information concerning the Director Nominees is set forth below. Additional information concerning the Director Nominees is set forth in Exhibit B to this Combined Proxy Statement.

Biographical Information

        Certain biographical and other information relating to the Director Nominee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”) of each Fund, is set forth below:

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds** and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr. (50)††	President and Director	President and Director* of each Fund since 2005.	President of MLIM/FAM-advised funds since 2005; President of FAM and MLIM since 2001; Co-Head (Americas Region) of FAM and MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	125 registered investment companies consisting of 169 portfolios	None

†	P.O. Box 9011, Princeton, New Jersey 08543-9011.
† †	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with Merrill Lynch Investment Managers, L.P. (“MLIM”), FAM, Princeton Services and Princeton Administrators.
*	As a Director, Mr. Doll serves until his successor is elected and qualified, or until his death, resignation, or removal as provided in each Fund’s respective by-laws or charter or by statute, or until December 31 of the year in which he turns 72.
**	The complex of funds advised by FAM and MLIM.

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        Certain biographical and other information relating to the Director Nominees who are not “interested persons,” as defined in the Investment Company Act, of any Fund and who are “independent” as defined in the listing standards of the New York Stock Exchange (“NYSE”) with respect to each Fund (sometimes referred to herein as “non-interested Directors” or “non-interested Director Nominees”) is set forth below.

Name, Address† and Age	Position(s) Held with Each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Donald W. Burton (61)	Director	Director of each Fund since the year listed in Exhibit B.	General Partner of The Burton Partnership, Limited Partnership (an investment partnership) since 1979; Managing General Partner of The South Atlantic Venture Funds since 1983; Member of the Investment Advisory Council of the Florida State Board of Administration since 2001.	23 registered investment companies consisting of 42 portfolios	Knology, Inc. (telecommunica-tions) and Symbion, Inc. (healthcare).

Laurie Simon Hodrick (42)	Director	Director of each Fund since the year listed in Exhibit B.	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1998.	23 registered investment companies consisting of 42 portfolios	None

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Name, Address† and Age	Position(s) Held with Each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
John Francis O’Brien (62)	Director	Director of each Fund since the year listed in Exhibit B.	President and Chief Executive Officer of Allmerica Financial Corporation (financial services holding company) from 1995 to 2002 and Director from 1995 to 2003; President of Allmerica Investment Management Co., Inc. (investment adviser) from 1989 to 2002, Director from 1989 to 2002 and Chairman of the Board from 1989 to 1990; President, Chief Executive Officer and Director of First Allmerica Financial Life Insurance Company from 1989 to 2002; Director of various other Allmerica Financial companies until 2002; Director of ABIOMED since 1989, Member of the Governance Nominating Committee since 2004, Member of the Compensation Committee since 1989 and Member of the Audit Committee from 1990 to 2004; Director, and Member of the Governance and Nomination Committee and Member of the Audit Committee of Cabot Corporation since 1990; Director and Member of the Audit Committee and Compensation Committee of LKQ Corporation since 2003; Lead Director of TJX Companies, Inc. since 1999; Trustee of Woods Hole Oceanographic Institute since 2003.	23 registered investment companies consisting of 42 portfolios	ABIOMED (medical device manufacturer), Cabot Corporation (manufacturing), LKQ Corporation (auto parts manufacturing) and TJX Companies, Inc. (retailer)

David H. Walsh (63)	Director	Director of each Fund since the year listed in Exhibit B.	Consultant with Putnam Investments from 1993 to 2003, and employed in various capacities therewith from 1973 to 1992; Director, The National Audubon Society since 1998; Director, The American Museum of Fly Fishing since 1997.	23 registered investment companies consisting of 42 portfolios	None

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Name, Address† and Age	Position(s) Held with Each Fund	Term of Office†† and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Fred G. Weiss (63)*	Director	Director of each Fund since the year listed in Exhibit B.	Managing Director of FGW Associates since 1997; Vice President, Planning, Investment and Development of Warner Lambert Co. from 1979 to 1997; Director of the Michael J. Fox Foundation for Parkinson’s Research since 2000; Director of BTG International Plc (a global technology commercialization company) since 2001.	23 registered investment companies consisting of 42 portfolios	Watson Pharmaceutical Inc. (pharmaceutical company)

†	The address of each non-interested Director Nominee is P.O. Box 9095, Princeton, New Jersey 08543-9095.
† †	Each Director serves until his or her successor is elected and qualified, or until his or her death, resignation, or removal as provided in each Fund’s respective by-laws or charter or by statute, or until December 31 of the year in which he or she turns 72.
*	Chairman of each Fund’s Board and Audit Committee.

Committees and Board Meetings

        The Board of each Fund maintains two standing board committees, the Audit Committee and the Nominating Committee. Currently, all of the non-interested Directors are members of each Fund’s Audit Committee and Nominating Committee. During each Fund’s last fiscal year, each of the Directors then in office attended at least 75% of the aggregate of the total number of meetings of the Board of Directors of that Fund held during the fiscal year and, if a member, the total number of meetings of the Audit Committee and Nominating Committee held during the fiscal year. For information about the number of meetings of the Board, the Audit Committee and the Nominating Committee held during each Fund’s most recently completed fiscal year, see Exhibit A to the Combined Proxy Statement.

Audit Committees

        The principal responsibilities of each Audit Committee are the appointment, compensation and oversight of the Fund’s independent registered public accounting firm, including the resolution of disagreements regarding financial reporting between Fund management and such independent registered public accounting firm. The Audit Committee’s responsibilities include, without limitation, to (i) review with the independent registered public accounting firm the arrangements for and scope of annual and special audits and any other services provided by the independent registered public accounting firm to the Fund; (ii) discuss with the independent registered public accounting firm certain matters relating to the Fund’s financial statements, including any adjustment to such financial statements recommended by such independent registered public accounting firm or any other results of any audit; (iii) ensure that the independent registered public accounting firm submits on a periodic basis a formal written statement with respect to their independence, discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the objectivity and independence of the Fund’s independent registered public accounting firm and recommend that the Board take appropriate action in response thereto to satisfy itself of the independent

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registered public accounting firm’s independence; and (iv) consider the comments of the independent registered public accounting firm with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies and practices and internal controls and Fund management’s responses thereto.

        Each Fund has adopted a written Charter for the Audit Committee, a copy of which was last filed as an exhibit to the Funds’ Combined Proxy Statement during the fiscal year ended in 2004. Each Fund’s Audit Committee also has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from Ernst & Young LLP (“E&Y”), independent registered public accounting firm for each Fund. Each Audit Committee has discussed with E&Y such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. Each Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of those accountants.

        Each Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Stockholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any of the Funds. Following each Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and the independent registered public accounting firm, each Audit Committee recommended to the Directors that the Fund’s audited financial statements for the 2005 fiscal year (each Fund’s fiscal year end is set forth in Exhibit A) be included in each Fund’s Annual Report to Stockholders.

Nominating Committees

        The principal responsibilities of each Nominating Committee are to identify individuals qualified to serve as non-interested Directors of the Fund and to recommend its nominees for consideration by the full Board. While each Nominating Committee is solely responsible for the selection and nomination of the Fund’s non-interested Directors, the Nominating Committee may consider nominations for the office of Director made by Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the applicable Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Board of each Fund has adopted a written Charter for the Nominating Committee, a copy of which was last filed as an exhibit to the Funds’ Combined Proxy Statement during the fiscal year ended in 2004. The nomination of Mr. O’Brien was recommended to the Nominating Committee by a non-interested Director.

        In identifying and evaluating a potential nominee to serve as a non-interested Director of a Fund, the Nominating Committee will consider, among other factors, (i) the person’s business and professional experience, education, character and integrity; (ii) whether the individual is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified to serve as a Director under applicable laws and regulations; (iii) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (iv) whether the individual is financially literate pursuant to

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the listing standards of the NYSE; (v) whether the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vi) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Fund Director; and (vii) whether the selection and nomination of the person is consistent with the Fund’s retirement policy.

Stockholder Communications

        Stockholders may send written communications to a Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the applicable Fund (addressed to 800 Scudders Mill Road, Plainsboro, New Jersey 08536). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information—Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

        The Funds have no formal policy regarding Director attendance at stockholder meetings. None of the Funds’ Directors attended the 2004 Annual Meetings of Stockholders.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the officers and Directors of each Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission (“SEC”) and the NYSE. Officers, Directors and greater than ten percent stockholders of each Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

        Based solely on each Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30 of the Investment Company Act (i.e., any advisory board member, investment adviser or affiliated person of the Fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

Interested Persons

        Each Fund considers Mr. Doll to be an “interested person” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act based on his current positions with FAM, MLIM, Princeton Services and Princeton Administrators. Effective January 1, 2005, Mr. Doll was elected the President of each Fund by the Fund’s Board.

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Compensation of Directors

        FAM, the investment adviser of each Fund, pays all compensation to all officers of each Fund and all Directors of each Fund who are affiliated with ML & Co. or its subsidiaries. Muni Intermediate and Muni New York each pay each non-interested Director an annual retainer of $3,000 for his or her services. In addition, each non-interested Director receives a fee per in-person Board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Director aggregate $86,000 for all MLIM/FAM-advised funds for which that Director serves and are allocated equally among those funds. The Chairman of each Audit Committee receives an additional annual retainer in the amount of $29,500, which is paid quarterly and allocated to each MLIM/FAM-advised fund for which such Chairman provides services based on relative net assets of the fund.

        Information relating to (i) the aggregate fees and expenses paid by each Fund to its non-interested Directors during the Fund’s most recently completed fiscal year is set forth in Exhibit A to this Combined Proxy Statement and (ii) the compensation received by each non-interested Director from each Fund and from all MLIM/FAM-advised funds is set forth in Exhibit B to this Combined Proxy Statement.

Officers of the Funds

        Information relating to the officers of each Fund is set forth in Exhibit C. Officers of the Funds are elected and appointed by the Board of Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

Stock Ownership

        Set forth in Exhibits A and B to this Combined Proxy Statement is the following information for each Director Nominee: (i) the number of shares of Common Stock and AMPS of each Fund owned; (ii) the aggregate dollar range such stock ownership represents; and (iii) the aggregate dollar range of securities owned in all MLIM/FAM-advised funds.

        As of the Record Date, no non-interested Director or Nominee or his or her immediate family members, owned beneficially or of record any securities of ML & Co. As of the Record Date, the Directors and officers of each Fund as a group owned an aggregate of less than 1% of the Fund’s outstanding shares. At such date, Mr. Doll, President and a Director of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of Common Stock of ML & Co.

        The Board of Directors of each Fund recommends that the stockholders vote “FOR” each of the Director Nominees.

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ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation

        The expenses of preparation, printing and mailing of the enclosed forms of proxy, the accompanying Notice and this Combined Proxy Statement will be borne by each Fund in proportion to its relative net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of Common Stock and AMPS of the Funds.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. Each Fund has retained Georgeson Shareholder, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost of approximately $3,500 for each Fund, plus aggregate out-of-pocket expenses of approximately $750 for each Fund.

Quorum

        One-third of each Fund’s shares of Common Stock and AMPS, as applicable, entitled to vote at the Meeting, present in person or by proxy, constitutes a quorum. The quorum requirements must be met for each Fund’s shares of Common Stock and AMPS, each voting separately as a class.

        In order to obtain the necessary quorum at each Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of each Fund. If, by the time scheduled for a Meeting, a quorum of stockholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the stockholders, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from stockholders. Any such adjournment will require the affirmative vote of a majority of the shares of Common Stock and AMPS, as applicable, of the Fund present in person or by proxy and entitled to vote at the time of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they believe that adjournment and additional proxy solicitation are reasonable and in the best interests of the Fund’s stockholders.

Voting Requirement

        All shares of Common Stock and AMPS, as applicable, represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares of Common Stock and AMPS, as applicable, will be voted “FOR” the Director Nominees. Holders of AMPS, voting separately as a class, are entitled to elect the two AMPS Directors designated herein and holders of shares of Common Stock and AMPS, voting together as a single class, are entitled to elect the remaining Directors.

        Assuming a quorum is present, approval of Item 1. Election of Directors will require the affirmative vote of stockholders holding at least the percentage of Shares of Common Stock and AMPS indicated in the chart below. For purposes of Item 1, a “plurality of the votes” cast means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of the votes cast.

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Fund	Election of AMPS Directors	Election of Other Directors
Muni Intermediate	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock and AMPS, voting together as a single class

Muni New York	Affirmative vote of a plurality of the votes cast by the holders of AMPS, voting as a separate class	Affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock and AMPS, voting together as a single class

        All shares of Common Stock and AMPS represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at each Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares of Common Stock and AMPS will be voted “FOR” the Director Nominees.

Abstentions

        Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”), holding shares of a Fund in “street name” for the benefit of their customers and clients, will request the instructions of such customers and clients on how to vote their shares on Item 1 before the Meeting. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of stockholders of each Fund exists. The Funds understand that, under the rules of the NYSE, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Directors (Item 1) if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. MLPF&S has advised each Fund that if it votes shares held in its name for which no instructions have been received, except as limited by agreement or applicable law, with respect to the election of Directors (Item 1) it will do so with respect to shares of Common Stock and AMPS in the same proportion as the votes received from beneficial owners of those shares of Common Stock and AMPS for which instructions have been received, whether or not held in nominee name. Proxies that are returned to a Fund but that are marked “abstain” will be counted as present for the purposes of determining a quorum. Abstentions will not be counted as votes cast. Therefore, abstentions will not have an effect on the vote on Item 1 for either Fund.

Other Matters

        Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at a Meeting or any adjournments thereof, the proxy holders will vote the shares of Common Stock and AMPS represented by properly executed proxies according to their best judgment on those matters.

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Independent Registered Public Accounting Firms’ Fees

        E&Y has been selected as the independent registered public accounting firm for each of the Funds. E&Y, in accordance with Independence Standards Board Standard No. 1, has confirmed to each Fund’s Audit Committee that they are the independent registered public accounting firms with respect to the Funds. The SEC’s auditor independence rules require the Audit Committee of each Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

        The first two tables below set forth for each Fund, for its two most recent fiscal years the fees billed by its independent registered public accounting firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	Audit Fees are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filings or engagements;
•	Audit-Related Fees include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees;
•	Tax Fees include tax compliance, tax advice and tax planning; and
•	All Other Fees are for other products and services provided.

        Each Fund also is required to disclose the total non-audit fees paid to its independent registered public accounting firm for services rendered to the Fund and its Affiliated Service Providers regardless of whether those fees were pre-approved by the Audit Committee.

        The fiscal year end for each Fund is set forth in Exhibit A to this Combined Proxy Statement.

Fees for audit and non-audit services provided directly to the Fund:

	Independent Registered Public Accounting	Audit Fees ($)		Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
Fund	Firm	2005	2004	2005	2004	2005	2004	2005	2004
Muni Intermediate	E&Y	33,000	31,000	3,500*	3,000*	5,700**	5,200**	0	0
Muni New York	E&Y	29,000	29,000	3,500*	3,000*	5,700**	5,200**	0	0

*	Agreed upon compliance procedures with respect to the Fund’s AMPS.
**	Tax compliance services associated with reviewing the Fund’s tax returns.

12

Fees for non-audit services provided to the Fund’s Affiliated Service Providers for which pre-approval by the Committee was required:

Fund	Independent Registered Public Accounting Firm	Audit-Related Fees ($)		Tax Fees ($)		All Other Fees ($)
		2005	2004	2005	2004	2005	2004
Muni Intermediate	E&Y	0	0	0	0	0	0
Muni New York	E&Y	0	0	0	0	0	0

Aggregate non-audit fees for services provided to the Fund and its Affiliated Service Providers, regardless of whether pre-approval was required.

Fund	Independent Registered Public Accounting Firm	Aggregate Non-Audit Fees ($)
		2005	2004
Muni Intermediate	E&Y	2,948,450*	2,942,050*
Muni New York	E&Y	2,948,450*	2,942,050*

*	Primarily associated with corporate tax consulting, cash flow analyses, and quality enhancement and education seminars for personnel of Affiliated Service Providers. Fees are also related to the performance of agreed upon compliance procedures associated with the Fund’s AMPS and tax compliance services associated with reviewing the Fund’s tax returns.

        The Audit Committee of each Fund has reviewed the non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers that were not subject to the Audit Committee’s pre-approval and has determined that the provision of such services is compatible with maintaining the independence of the independent registered public accounting firm.

        Audit Committee’s Pre-Approval Policies and Procedures. The Audit Committee of each Fund has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to a Fund on an annual basis require specific pre-approval by the Fund’s Audit Committee. As noted above, the Audit Committee also must approve other non-audit services provided to a Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent registered public accounting firm may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the Fund or $50,000 for the project as a whole. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Audit Committee, as will any other services not subject to general pre-approval (e.g. unanticipated but permissible services). The Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

        Non-audit services provided to a Fund’s Affiliated Service Providers that have a direct impact on the operations or financial reporting of the Fund must be pre-approved by the Audit Committee of ML & Co. in addition to pre-approval by the Fund’s Audit Committee.

        The independent registered public accounting firm annually will provide the Audit Committee with a detailed analysis of all fees paid by ML & Co. and its affiliates.

13

        Other. Representatives of E&Y are expected to be present at the Meetings and will have an opportunity to make a statement if they so desire and to respond to questions from stockholders.

Address of Investment Adviser

        The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

        Each Fund will furnish, without charge, a copy of its Annual Report for the Fund’s last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Fund Secretary, or to 1-800-637-3863.

Stockholder Proposals

        Each Fund expects to hold its next Annual Meeting of Stockholders in August 2006. Proposals of stockholders intended to be presented at the meetings must be received by the applicable Fund by March 20, 2006 for inclusion in the Fund’s proxy statement and form of proxy for that meeting. The By-Laws of Muni Intermediate and Muni New York generally require that advance notice be given to the Fund in the event a stockholder desires to transact any business from the floor at an Annual Meeting of Stockholders. With respect to the 2006 Annual Meetings, notice of any such business must be in writing and received at the applicable Fund’s principal executive office during the period from April 21, 2006 to May 22, 2006. Written proposals and notices should be sent to the Secretary of the applicable Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

By Order of the Boards of Directors

ALICE A. PELLEGRINO Secretary of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc.

Dated: July 15, 2005

14

        Defined terms used herein and not otherwise defined shall have the same meanings attributed thereto in the Combined Proxy Statement to which these Exhibits are attached.

Exhibit A

INFORMATION PERTAINING TO EACH FUND

General Information Pertaining to the Funds

				Shares Outstanding as of the Record Date
Fund	Fiscal Year End	State of Organization	Meeting Time	Common Stock	AMPS
Muni Intermediate	May 31	MD	9:00 A.M.	38,034,934	11,400
Muni New York	May 31	MD	9:15 A.M.	4,206,439	1,240

Board and Committee Meetings

        Set forth in the table below is information regarding Board, Audit Committee and Nominating Committee meetings held, current annual and per meeting fees paid to each non-interested Director and the aggregate fees and expenses paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year.

	Board			Audit Committee			Nominating Committee
Fund	No. of Meetings Held*	Annual Fee ($)	Per Meeting Fee ($)**	No. of Meetings Held*	Annual Fee ($)***	Per Meeting Fee ($)**	No. of Meetings Held*	Per Meeting Fee ($)**	Aggregate Fees and Expenses ($)
Muni Intermediate	4	1,000	250	4	1,000	250	1	150	27,563
Muni New York	4	1,000	250	4	1,000	250	1	150	27,527

*	Includes telephonic meetings.
**	The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.
***	Does not include the additional fee paid to the Chairman of the Audit Committee.

A-1

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Exhibit B

INFORMATION PERTAINING TO THE DIRECTOR NOMINEES

Year in Which Each Director Nominee of Each Fund Became a Director

	Muni Intermediate	Muni New York
Donald W. Burton	2003	2003
Robert C. Doll, Jr.	2005	2005
Laurie Simon Hodrick	2003	2003
John Francis O’Brien	2004	2004
David H. Walsh	2003	2003
Fred G. Weiss	2003	2003

Compensation of Non-Interested Directors

        Set forth in the table below is information regarding the compensation paid by each Fund to the non-interested Directors during each Fund’s most recently completed fiscal year and the aggregate compensation paid by MLIM/FAM-advised funds to the non-interested Directors for the calendar year ended December 31, 2004.

	Compensation from the Fund ($)(1)		Aggregate Compensation from Funds and Other MLIM/FAM-Advised Funds
Name	Muni Intermediate	Muni New York
Donald W. Burton	5,150	5,150	195,500
M. Colyer Crum(2)	4,192	4,192	169,125
Laurie Simon Hodrick	5,150	5,150	195,500
John Francis O’Brien(3)	2,000	2,000	20,917
David H. Walsh	5,150	5,150	195,500
Fred G. Weiss(4)†	5,150	5,150	195,500

(1)	No pension or retirement benefits are accrued as part of Fund expenses.
(2)	Mr. Crum retired as a Director effective January 1, 2005.
(3)	Mr. O’Brien became a Director effective November 22, 2004.
(4)	Chairman of each Fund’s Board and Audit Committee.
†	Chairman of the Audit Committee receives an additional aggregate retainer of $29,500 per year.

B-1

Ownership of Shares of Common Stock and AMPS by Director Nominees as of the Record Date

Director Nominee	Fund	Common Stock	AMPS	Aggregate Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All MLIM/FAM-Advised Funds Overseen by each Director Nominee
Interested Director:
Robert C. Doll, Jr.	Muni Intermediate	None	None	None	over $100,000
	Muni New York	None	None	None
Non-Interested Directors:
Donald W. Burton	Muni Intermediate	None	None	None	over $100,000
	Muni New York	None	None	None
Laurie Simon Hodrick	Muni Intermediate	None	None	None	over $100,000
	Muni New York	None	None	None
John Francis O’Brien	Muni Intermediate	None	None	None	None
	Muni New York	None	None	None
David H. Walsh	Muni Intermediate	None	None	None	over $100,000
	Muni New York	None	None	None
Fred G. Weiss	Muni Intermediate	None	None	None	over $100,000
	Muni New York	None	None	None

B-2

Exhibit C

INFORMATION PERTAINING TO THE OFFICERS

Name, Address* and Age	Positions Held in Applicable Funds; Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Robert C. Doll, Jr.† (50)	President and Director of each Fund since 2005	President of MLIM/FAM-advised funds since 2005; President of FAM and MLIM since 2001; Co-Head (Americas Region) of FAM and MLIM from 2000 to 2001 and Senior Vice President thereof from 1999 to 2001; President and Director of Princeton Services, Inc. (“Princeton Services”) since 2001; President of Princeton Administrators, L.P. (“Princeton Administrators”) since 2001; Chief Investment Officer of OppenheimerFunds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999.	125 registered investment companies consisting of 169 portfolios	None

Donald C. Burke (45)	Vice President and Treasurer of each Fund since 2003	First Vice President of FAM and MLIM since 1997 and Treasurer thereof since 1999; Senior Vice President and Treasurer of Princeton Services since 1999 and Director thereof since 2004; Vice President of FAM Distributors, Inc. (“FAMD”) since 1999; Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.	130 registered investment companies consisting of 174 portfolios	None

Robert A. DiMella, CFA (38)	Vice President and Portfolio Manager of Muni Intermediate since 2003	Managing Director of MLIM since 2004; Director (Tax-Exempt Fund Management) of MLIM from 2002 to 2004; Vice President of MLIM from 1996 to 2001.	6 registered investment companies consisting of 5 portfolios	None

C-1

Name, Address* and Age	Positions Held in Applicable Funds; Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of MLIM/FAM- Advised Funds and Portfolios Overseen	Public Directorships
Timothy T. Browse (46)	Vice President and Portfolio Manager of Muni New York since 2004	Vice President of MLIM since 2004; Vice President, Portfolio Manager and Team Leader of the Municipal Investment Team of Lord Abbett & Co. from 2000 to 2003; Vice President and Portfolio Manager in the municipal management group of Eton Vance Management, Inc. from 1992 to 2000.	4 registered investment companies consisting of 4 portfolios	None

Kenneth A. Jacob (54)	Senior Vice President of each Fund since 2003	Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	38 registered investment companies consisting of 50 portfolios	None

John M. Loffredo (41)	Senior Vice President of each Fund since 2003	Managing Director of MLIM since 2000; Director (Tax-Exempt Fund Management) of MLIM from 1997 to 2000.	39 registered investment companies consisting of 51 portfolios	None

Jeffrey Hiller (53)	Chief Compliance Officer of each Fund since 2004	Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential Financial from 1995 to 2000.	131 registered investment companies consisting of 175 portfolios	None

Alice A. Pellegrino (45)	Secretary of each Fund since 2004	Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and Princeton Services since 2004.	127 registered investment companies consisting of 171 portfolios	None

*	The address of each officer listed above is P.O. Box 9011, Princeton, New Jersey 08543-9011.
**	Elected by and serves at the pleasure of the Board of Directors of each Fund.
†	Mr. Doll is an “interested person,” as defined in the Investment Company Act, of each Fund based on his positions with FAM, MLIM, Princeton Services and Princeton Administrators.

C-2

COMMON STOCK

MUNI INTERMEDIATE DURATION FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Muni Intermediate Duration Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes |•| or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01)	Robert C. Doll, Jr.

02)	John Francis O’Brien

03)	David H. Walsh

04)	Fred G. Weiss	_________________________

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005

X__________________________________
Signature

X__________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

MUNI INTERMEDIATE DURATION FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of Muni Intermediate Duration Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | • | or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01)	Donald W. Burton

02)	Robert C. Doll, Jr.

03)	Laurie Simon Hodrick

04)	John Francis O’Brien

05)	David H. Walsh

06)	Fred G. Weiss	_________________________

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005

X__________________________________
Signature

X__________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMMON STOCK

MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Common Stock of Muni New York Intermediate Duration Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ITEM 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | • | or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01)	Robert C. Doll, Jr.

02)	John Francis O’Brien

03)	David H. Walsh

04)	Fred G. Weiss	__________________________

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005

X__________________________________
Signature

X__________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

AUCTION MARKET
PREFERRED STOCK

MUNI NEW YORK INTERMEDIATE DURATION FUND, INC.
P.O. BOX 9011
PRINCETON, NEW JERSEY 08543-9011

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Andrew J. Donohue, Donald C. Burke and Alice A. Pellegrino, as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of Auction Market Preferred Stock of Muni New York Intermediate Duration Fund, Inc. (the “Fund”) held of record by the undersigned on June 24, 2005, at the annual meeting of stockholders of the Fund to be held on August 23, 2005 or any adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1.

        By signing and dating the reverse side of this card, you authorize the proxies to vote Item 1 as marked, or if not marked, to vote “FOR” Item 1, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

Please mark boxes | • | or |X| in blue or black ink.

1.	ELECTION OF DIRECTORS

For All |_|	Withhold All |_|	For All Except |_|	To withhold authority to vote for certain nominees only, mark “For All Except” and write each such nominee’s number on the line below.

01)	Donald W. Burton

02)	Robert C. Doll, Jr.

03)	Laurie Simon Hodrick

04)	John Francis O’Brien

05)	David H. Walsh

06)	Fred G. Weiss	________________________

2.	In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as name appears hereon. When stock is held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2005

X__________________________________
Signature

X__________________________________ Signature, if held jointly

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.